CNI CHARTER FUNDS

EMERGING MARKETS FUND
Class N (RIMIX)

Supplement dated May 31, 2013, to the currently effective Statutory Prospectus

The section titled “Performance” beginning on page 19 is replaced in its entirety with the following:

PERFORMANCE

The Rochdale Emerging Markets Portfolio commenced operations on December 14, 2011, as a series of Rochdale Investment Trust, a Delaware statutory trust (the "Predecessor Fund").  The Fund commenced operations on March 29, 2013 and offered shares of the Fund for public sale on April 1, 2013, after the reorganization of the Predecessor Fund into the Emerging Markets Fund. The Emerging Markets Fund has adopted an investment objective and investment strategies and policies identical to those of the Predecessor Fund.

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Emerging Markets Fund by showing the changes in the Predecessor Fund's performance for the indicated periods. Of course, the Predecessor Fund's past performance does not necessarily indicate how the Emerging Markets Fund will perform in the future. Updated performance is available by calling 1-800-245-9888.

In the bar chart and the performance table, the performance results are for the Predecessor Fund.  Class N shares of the Emerging Markets Fund and the Predecessor Fund shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. Unless otherwise indicated, the bar chart and the performance table assume reinvestment of dividends and distributions.

This bar chart shows the performance of the Predecessor Fund based on a calendar year.

	Quarterly Return	Quarter Ended
Highest	13.57%	3/31/2012
Lowest	-6.03%	6/30/2012

Average Annual Total Return (for the periods ended December 31, 2012)		Since Inception
	1 Year	(12/14/2011)
Predecessor Fund
Return Before Taxes	27.87%	27.86%
Return After Taxes on Distributions	27.85%	27.84%
Return After Taxes on Distributions and Sale of Fund Shares	18.12%	23.69%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	18.22%	18.86%
MSCI Emerging Markets Asia Index (reflects no deduction for fees, expenses or taxes)	20.83%	20.39%

The reference to December 15, 2011 as the commencement date of the Emerging Markets Fund on page 40 is replaced with a reference to December 14, 2011.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CNI-SK-026-0100